LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED NOVEMBER 2, 2018 TO THE SUMMARY

PROSPECTUS AND STATUTORY PROSPECTUS, EACH

DATED FEBRUARY 1, 2018, AND TO THE STATEMENT OF ADDITIONAL

INFORMATION DATED FEBRUARY 1, 2018, AS AMENDED ON MAY 9, 2018, OF

MARTIN CURRIE EMERGING MARKETS FUND (THE “FUND”)

During a meeting of the Fund’s Board of Trustees (the “Board”) held on November 1-2, 2018, the Board approved changing the Fund’s classification from diversified to non-diversified. Generally, a non-diversified fund may invest a larger percentage of its assets in a smaller number of issuers as compared to a diversified fund. To the extent the Fund invests a larger percentage of its assets in a smaller number of issuers, it will be more susceptible to negative events affecting those issuers.

A meeting of the shareholders of the Fund will be held during the first quarter of 2019 to vote on the proposed change. If approved by shareholders, the change will take effect following the shareholder meeting. Additional informational materials about the proposal will be mailed to shareholders.

Please retain this supplement for future reference.

MCXX484061